Income taxes	6 Months Ended
Jun. 30, 2018
Income Tax Disclosure [Abstract]
Income taxes
Income taxes
For the six months ended June 30, 2018, the Company's overall effective tax rate was different from the statutory rate of 26.5% (2017 - 26.5%) due primarily to the immediate fair value loss on its investment in Atlantica,  which was not tax benefited (note 6(a)), and the tax impact of the accelerated HLBV income as a result of tax reform (note 14).
As a result of the Tax Act being enacted during 2017, the Company was required to revalue its United States deferred income tax assets and liabilities based on the rates they are expected to reverse at in the future, which is generally 21% for U.S. federal tax purposes. The Company was able to make reasonable estimates of the impact of the Act and recorded provisional amounts for the re-measurement of deferred taxes in the Company’s December 31, 2017 financial statements.
The Company has not yet finalized its assessment of the provisional amounts determined at December 31, 2017 and there were no significant adjustments recorded during the six months ended June 30, 2018. The Company expects to complete its assessment and record any final adjustments to the provisional amounts during the measurement period in 2018 as permitted by SEC Staff Accounting Bulletin 118, Income Tax Accounting Implications of the Tax Cuts and Jobs Act.

15.	Income taxes (continued)
On June 1, 2018, the state of Missouri enacted legislation that, effective for tax years beginning on or after January 1, 2020, reduces the corporate income tax rate from 6.25% to 4%, among other legislative changes. The Company reduced its regulated net deferred income tax liabilities by $17,350 and recorded an equivalent increase to net regulatory liabilities since the benefit of lower Missouri state income taxes is probable of being returned to customers by order of the applicable regulator. The impact to income tax expense for the Missouri tax rate change is not significant.